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                       Supplement dated February 1, 2001
                        to Prospectus dated May 1, 2000

                                      of

                       Emerging Markets Equity Portfolio

                                A Portfolio of

                    The Universal Institutional Funds, Inc.
                                 P.O. Box 2798
                             Boston, Massachusetts
                                  02208-2798

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    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Emerging Markets Equity Portfolio. Andy Skov no longer serves as a Portfolio Manager of the Emerging Markets Equity Portfolio. Narayan Ramachandran will now share responsibility for managing the assets of the Portfolio with Robert L. Meyer, who has had primary responsibility for managing the Portfolio's assets since September 1997. Accordingly, the paragraph under "PORTFOLIO MANAGERS" on page 5 is hereby deleted and replaced with the following:

  Robert L. Meyer and Narayan Ramachandran
  Robert L. Meyer, a Managing Director of MSAM, joined MSAM in 1989. Currently, he is co-head of and a Portfolio Manager in the Emerging Markets Equity Group. Mr. Meyer was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, Mr. Meyer is a Chartered Financial Analyst. Narayan Ramachandran, a Managing Director of MSAM, joined MSAM in 1996. Currently, he is a Portfolio Manager and co-head of the Emerging Markets Equity Group. Prior to joining MSAM, from 1988 to 1996 he was with RogersCasey Associates, Inc. ("RogersCasey"), an investment consulting and special assets advisory firm based in Darien, Connecticut. As President of RogersCasey's investment advisory subsidiary (1995--1996), he was responsible for leading the special assets advisory business with $2 billion in assets under management. Prior to that, he was Managing Director of Research for RogersCasey (1991--1994), with his research efforts focused on quantitative investment models. Mr. Ramachandran holds a B.S. in Chemical Engineering from the Indian Institute of Technology in Bombay and an M.B.A. from the University of Michigan at Ann Arbor. He is also a Chartered Financial Analyst. Mr. Meyer has assisted in managing the Portfolio's assets since its inception and assumed primary responsibility for managing the Portfolio's assets in September 1997. Mr. Ramachandran has shared primary responsibility for managing the Portfolio's assets since February 2001.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE